Related party transactions	12 Months Ended
Dec. 31, 2011
Related party transactions
Related party transactions

20. Related party transactions

        During 2010, we made a short-term $22.8 million loan to Idaho Wind to provide temporary funding for construction of the project until a portion of the project-level construction financing was completed. As of December 31, 2011, the project repaid the loan in full with a combination of excess proceeds from the federal stimulus cash grant after repaying the cash grant facility, funds from a third closing for additional debt, and project cash flow. We received $1.6 million of interest income related to this loan in the year ended December 31, 2011.

        Prior to December 31, 2009, Atlantic Power was managed by Atlantic Power Management, LLC (the "Manager"), which was owned by two private equity funds managed by Arclight Capital Partners, LLC ("ArcLight"). On December 31, 2009, we terminated our management agreements with the Manager and agreed to pay ArcLight an aggregate of $15.0 million, to be satisfied by a payment of $6.0 million that was made at the termination date, and additional payments of $5.0 million, $3.0 million and $1.0 million on the respective first, second and third anniversaries of the termination date. We recorded the remaining liability associated with the termination fee at its estimated fair value of $0.9 million at December 31, 2011. The contract termination liability is being accreted to the final amounts due over the term of these payments.